UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22894

INVESTMENT MANAGERS SERIES TRUST II
 (Exact name of registrant as specified in charter)

235 W. Galena Street
Milwaukee, WI 53212
 (Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, WI 53212
 (Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: May 31, 2015

Item 1. Report to Stockholders.

The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Cedar Ridge Unconstrained Credit Fund
(Investor Class: CRUPX)
(Institutional Class: CRUMX)

SEMI-ANNUAL REPROT
May 31, 2015

Cedar Ridge Unconstrained Credit Fund
a series of Investment Managers Series Trust II

Table of Contents

Shareholder Letter	1
Schedule of Investments	6
Statement of Assets and Liabilities	15
Statement of Operations	17
Statements of Changes in Net Assets	18
Statement of Cash Flows	19
Financial Highlights	20
Notes to Financial Statements	22
Expense Example	29

This report and the financial statements contained herein are provided for the general information of the shareholders of the Cedar Ridge Unconstrained Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

www.cedarridgepartners.com

CEDAR RIDGE PARTNERS, LLC

45 East Putnam Avenue
 Suite #124
Greenwich, CT. 06830
(203) 422-0082
info@cedarridgepartners.com

Cedar Ridge Unconstrained Credit Fund

Letter to Shareholders

May 31st, 2015

Dear Shareholders:

We are pleased to provide this Letter to Shareholders discussing our semi-annual update through and including May 31st, for Cedar Ridge Unconstrained Credit Fund. The Fund’s investment objective is to generate total returns through the active management of a portfolio whose primary holdings consist of credit-related instruments available in the U.S. marketplace, including municipal bonds, high-yield and investment-grade corporate bonds, and preferred securities. The Fund employs a “credit long/short” investment strategy, purchasing undervalued securities to fulfill its long positions, and selling-short overpriced securities to generate returns and to hedge credit and interest rate risks.

Fund Performance

General market conditions in our core fixed-income credit markets were unfavorable over the course of the first half of the funds fiscal year 2015, with interest rates increasing and credit spreads mixed. Interest rates on 10- and 30-year US Treasury securities increased by 18 and 37 basis points, respectively. In addition, “AAA”MMD rates for 10- and 30- year municipal bonds underperformed Treasuries, increasing by 11 and 15 basis points respectively.

Investment Grade spreads widened 3 basis points and High Yield markets tightened by 9 basis points over the period. (Source: Bloomberg Markets, Bank of America Merrill Lynch). Higher rates, wider spreads, and steeper yield curves, in combination with some negative volatility in certain of our deep value positions, have hurt fund performance in the first half of the year.

The Fund performance for the first half of the year was -0.41% and -0.52% for the Institutional and Investor shares respectively. By comparison the Barclays Aggregate Bond Index returned 1.09%. Top contributors to the Fund returns came from long positions in Special Situations 0.33% and Puerto Rico Water and Sewer 0.19%, Infrastructure 0.18%, Tobacco Settlements 0.15%, and Exploration & Production 0.13%. Short Position contributions came from both Exploration and Production 0.08% and Short Treasury Hedges 0.12%. Drags on the portfolio were focused in Specialty Finance -0.27% as well as Puerto Rico Electric -0.27%.

The Fund ended the period with $53.2 million in AUM. The period ending portfolio was comprised of long positions in municipal bonds (69%) and corporate bonds (42%), and short positions in U.S. Treasury securities (30%) and corporate bonds (19%). The top 5 long sectors were General Municipal (11.93%), Development (11.68%), Tobacco Settlements (11.6%), Financials (9.75%), and Materials (8.54%).

2015 Mid-Year Review and Market Outlook

Henry: I've grown accustomed to her face
She almost makes the day begin
I've grown accustomed to the tune
That she whistles night and noon
Her smiles, her frowns
Her ups, her downs
Are second nature to me now
Like breathing out, breathing in
I was serenely independent and content before we met
Surely I could always be that way again and yet
I've grown accustomed to her looks
Accustomed to her voice
 Accustomed to her face
- “I've Grown Accustomed To Her Face”, Rex Harrison, “My Fair Lady”

Fixed Income Markets At Mid-year. For those of us that remember Professor Henry Higgins, it took some time, but he did come around to the notion that Miss Doolittle was something more than just a project. Ah the unintended consequences of a modest wager! Indeed we now seem to be in the unfortunate situation where the capital markets have become dependent on continued significant governmental stimulus without end and we are observing any number of unintended consequences as a result. The markets have indeed “grown accustomed to the face” of such stimulus programs because without the Federal Reserve Qualitative Easing (QE) program, the Bank of England purchase program, the European Central Bank bond buying program, the Chinese support for its capital market, the Japanese support for their market, etc. it seems pretty clear that no one is motivated to reduce cash positions without some clarity somewhere. And it’s a dirty little secret in Economics 101 that if no one is spending or if everyone decides to pay-down obligations at the same time, there will be reduced economic activity and slow or no growth.

Therefore the global credit markets remain volatile and continue to take guidance from intraday and inter-week potential solutions (or rather rumors of solutions) being crafted for some sovereign entity like GREECE! It’s hard to believe that the continuing “Greek debt saga” has now been influencing the markets for almost SIX YEARS, let alone listening to market observers describe “traders are waiting to take directions from upcoming votes by the Greek parliament” as their focus or “a new proposal on supporting Spanish banks”. With its “NO” vote on July 5, Greece attempted to extract better terms on a new facility that will include debt reduction in the hopes of stimulating its economy. This appears to have backfired. However, the most recent revised deal seems to have been crafted to allow folks to save face and kick the can down the road to another day. Remember the great banker motto: “Time heals all wounds”.  But it will not solve the social and generational matters the Greeks must address for what has become an economy based on tourism and olive oil, and heavy on patronage. Yes the Greek banks will reopen, and as we expected, the ECB through capital support means will foster this outcome. But we still believe focus has to be maintained on European bank exposures to the sovereign debt of member countries and the willingness (or even capability) of a member country to support its own banks. It’s clear that there will never be a “grand solution” and this going on six-year old saga will continue to unfold whenever another deadline arrives. These endeavors will remain a significant overhang to the credit markets until a solution is actually forthcoming. As it relates to the US capital markets, the liquidity in the high yield and corporate debt markets (given the sheer growth in the markets since 2008) could become an issue with the diminished dealer capital commitments. And we continue to closely follow investor flows within the asset classes (high yield out-flows aggregated $2.77 billion for the week ended July 1. In municipal bonds, we are witnessing a “Puerto Rico overhang” with the abrupt quarter -end proclamation by Governor Garcia Padilla that the Commonwealth’s $72 billion in obligations are not “payable”. And as it relates to the underpinning for equity valuations, hopefulness for more Fed QE, ECB bond buying, et al has never been a great strategy.

So we begin the second half of 2015 not unlike any period since the Federal Reserve last raised interest rates (2006? Is that even possible it’s been nine years?). This protracted “wake” being held over “when they”, “will they”, “why won’t they” raise rates is about to come to an end because it is clear that the Federal Reserve cannot help themselves any longer. The decision relating to the timing of raising rates was always supposed to be “data dependent” but what to do when the data does not meet the hurdles for action? We are left with the craziness instilled by “needs for transparency” that have brought us to where we are; the fact is that the Fed has missed the cycle. How is that even possible? The tepid recovery took place, and the Fed is now about to commence a tightening cycle at the same time that a cavalcade of events could conspire to knock the world economy. Let’s be clear; we are not promoting the notion that the Fed may be facing a “Lehman moment”. However, the innate calm that was on display by any number of parties in advance of the Lehman bankruptcy filing cannot be forgotten. Just because you think you have identified the consequences associated with an action does not guarantee an outcome. So beware the unintended consequences of actions that you commit to, particularly when such actions are largely being generated due to policy or a need to demonstrate political correctness.

Fixed Income Markets Outlook. The following is a short-list of a series of macro-economic factors currently in play that are having major impacts on the fixed income markets:

➢
Economic Growth- Economic conditions in the US are not buoyant, as the Federal Reserve continues to reduce its own future growth forecasts. Growth averaging below 3% for the foreseeable future should not be heart-warming, particularly for those seeking work, and now a pattern for this recovery. Europe is likely in recession, and China, India and Brazil all showing signs of economic weakness, GDP growth in 2015 for the US economy will likely be sub-2.50%.

➢
Inflation- Given the extent of Fed liquidity measures and its pronounced focus on “re-flating” the economy, we remain somewhat surprised that inflation has been held at bay.  We note a change in tone from the media regarding inflation and a call by a number of prominent Keynesians for 4-5% inflation that could serve to juice the economy and help the healing in the housing sector. We remind readers that higher inflation will not cause economic growth; it is a result of higher prices for goods and services, so a higher inflation target itself is not a policy solution to our economic issues. That said, given the Fed’s “reflation” bias, we remain quite willing to be early to the inflation trade and do not trust that the Fed will not overshoot its own 2% inflation bound.

➢
Crude Oil- At this writing, crude is again trading below $50.00, down over 50% from the $107.26 peak in June 2014. This latest move lower has much to do with the possibility that the Iranian Regime could indeed intend to double its oil exports upon the easing of sanctions resulting from a deal on their use of nuclear facilities. Given Saudi Arabia’s stated intentions on continuing to pump at lower prices, as well as the likelihood that domestic producers in the US will also continue pumping as they become more efficient and lower costs, we seem to be in a place where oil supplies will continue to administer downward pressures on prices. As E&P companies hedges start to roll-off in a meaningful way in the second half of 2015 and into 2016, and their banks reassess collateral lending metrics during the fall semi-annual re-determination period, we expect potentially heightened distress in the sector. Moreover, since crude oil is priced in $US, US Dollar strength is serving as a pricing “turbocharger” having a detrimental impact on local currencies world-wide. Those oil based economies that thrived when oil prices exceeded $120 are facing the prospects (and quickly) that the dynamics of the oil markets have changed dramatically. For example, the Russian ruble has lost 2/3 of its value versus the US Dollar in the past year. We may be witnessing a new global shakeout as a result of oil economics, and we can expect political and societal “shake-outs” may also come to the fore.

➢
Euro-Zone Debt problems- Volatility in the credit markets will continue to be influenced by the debt travails of Greece, Italy, Portugal, Spain, etc. as this Euro ebb and flow contributes to the daily “risk on, risk off” taking place in the markets. The municipal and corporate credit markets have been somewhat insulated from the daily ebb and flow of the Euro debt problems, but this is changing as global investors have been taking on positions in other asset classes, including macro and hedge fund investments in Puerto Rico bonds. That said, should a highly unattractive outcome take place in any market, we can expect there will likely be some impact on certain portfolio positions.

➢
Low Rates- The continued volatility throughout the capital markets, in conjunction with the sheer size of stimulus from central banks have placed the credit markets at an interesting juncture. Any “good” credit has raised capital at generational low levels of interest, and in turn investors are receiving generational low levels in interest payments. Rates on ten year government obligations across the globe are low; Japan 0.39%, Germany 0.69%, France 0.97%, Italy 1.87%, Spain 1.90%, U.K. 1.94%, and US 2.24%. Equity markets have been favorably impacted by companies using debt to support share buy-back programs and dividends. And a credit like Germany has refinanced its debt service at times at rates below zero as investors have been most focused on a return of principal, not a return on principal. In fact the level of German debt service has been reduced by half as a result of low rates. When contemplating the most recent “solution” to the Greek debt crisis, is it possible that Germany (and other Euro countries) considered this debt savings “windfall”?   Thought of another way, from a purely financial perspective, does it not make sense for Greece’s largest creditors to re-capitalize the debt at close to -0- financing costs rather than suffer through the economic and financial costs of debt write-downs and Grexit? Perhaps, but undoubtedly politics and not economics will continue to the outcomes.

➢
Chinese Stock Market- Since hitting a seven-year high in April, market participants are witnessing a precipitous decline in values undercut by revised margin lending resulting from concerns about market bubbles. The tech- heavy Shenzhen Index is up only 9% YTD in 2015, a major revision after being up 122% at its April peak. . This is the steepest sell-off since 1992 according to Bloomberg. China’s official response: market controls in the form of trading halts and capital infusion. It may work at stemming the steep selloff, at least in the short term, but serves as another example of the markets “growing accustomed to the face” of government interventionist policies and continuing capital market manipulations.

➢
US Politics- 2016 will be an election year and we already can hardly wait for the blizzard of media coverage and advertisements to end. It seems like candidate announcements are occurring daily, and we thought the last campaign was the longest in history. We stand ready to evaluate each candidate fully as they outline their vision and strategy for America’s future, as well as the role of government in our society, and would encourage a return to focusing on pro-growth strategies for the economy and tax reform. That said, we will look for any guidance from the campaigns or from Congress itself concerning potential “rewrites” of federal tax law that could have an impact on municipal bonds. We also now know that the Supreme Court review of ObamaCare was found to be constitutional, but given Congress’s myriad attempts to repeal it suggest that the fight over the program is not over yet.

➢
Cybersecurity- On July 8, we found it noteworthy that the New York Stock Exchange (NYSE), United Airlines and The Wall Street Journal (WSJ) all experienced “technical outages” on the same day. The NYSE suffered “technical glitches” affecting trading for four hours in the middle of the trading day. United Airlines had all flights grounded by the FAA due to “automation issues”, affecting over 4,900 flights worldwide for approximately two hours. The WSJ website experienced “technical difficulties” over an approximately two hour period. While no one is claiming a connection regarding the “breach”, we found the coincidence interesting. Securities market trading and information services can at any time be disrupted by outside sources.

Our Response to Conditions in the Markets. We should also emphasize that despite the Fed’s predisposition to hold the federal funds rate at about zero since 2008, we have continued to run hedged positions in our fund portfolios. We are not long-only managers. As you know, to implement a total return strategy we may take both long and short positions in high grade and high yield corporate bonds, and long positions in municipal bonds and preferred securities, as well as implement certain interest-rate hedging devices including shorting US Treasury securities. It is important to note that our approach across the high grade and high yield corporate and municipal bond markets is to focus on particular sub-sectors in which we have both credit and trading expertise and which we believe will deliver meaningful total returns for our investors. Therefore, by design, the performance of the portfolios will often track independently of any particular broad corporate or municipal bond index. Furthermore, we manage the portfolios on a dynamic basis and will adjust the mix of sub-sector allocations based on market, credit and liquidity considerations.
There has been much discussion recently about the lack of liquidity in the fixed income markets generally, and how certain sectors will behave during periods of volatility.  We have been focused on this issue for quite a while and have constructed the portfolios to take advantage of the opportunities created by such market conditions. We expect to modify hedge ratios on a dynamic basis and we are prepared to endure the costs associated with the strategy despite the fact in the recent environment it seems that rates may never rise. Throughout our history we have navigated periods of rising rates quite effectively, and particularly out-performed long-only managers during such periods. It does get maddening at times to hold short positions, but our convictions are that the Fed will not get it exactly right and that various events may conspire through significant price volatility to lift rates and spreads, so we have preferred to be early rather than late to the inflation trade. While this has resulted in some recent performance drag, we believe such adjustments will position us to produce compelling non-correlated returns in both the current environment and over the course of the cycle.

Cedar Ridge Partners, LLC

The performance quoted in this report for the Cedar Ridge Unconstrained Credit Fund is past performance, which does not guarantee future results. Current performance may be lower or higher. Call 855-550-5090 for the most recent month-end returns. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Quoted performance is total return and does not reflect a 1% fee applied to shares redeemed within 30 days of purchase nor income taxes an investor would incur on fund distributions or upon redemption of fund shares. Returns would have been lower without an expense limitation agreement in effect.

Mutual fund investing involves risk, including possible loss of principal. Credit-related instruments typically decrease in value when interest rates increase. Before investing, prospective investors should carefully consider the investment objectives, risks, charges, and expenses of the Cedar Ridge Unconstrained Credit Fund and carefully read the prospectus which precedes or accompanies this report. The prospectus contain this and other information about the Fund. Additional copies can be obtained by calling toll free at 1-855-550-5090. Shares of the Cedar Ridge Unconstrained Credit Fund are distributed by IMST Distributors, LLC, Portland, Maine.

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS
As of May 31, 2015 (Unaudited)

Principal Amount		Value

	CORPORATE BONDS – 41.4%
	COMMUNICATIONS – 3.4%
$500,000	Intelsat Jackson Holdings S.A. (Luxembourg) 7.250%, 10/15/2020[1,2,3]	$506,875
500,000	Intelsat Luxembourg S.A. (Luxembourg) 7.750%, 6/1/2021[1,2,3]	451,250
750,000	Verizon Communications, Inc. 5.150%, 9/15/2023[3]	837,608
		1,795,733
	CONSUMER DISCRETIONARY – 8.2%
500,000	Caesars Entertainment Resort Properties LLC 8.000%, 10/1/2020[1,3]	506,250
1,500,000	Gap, Inc. 5.950%, 4/12/2021[1,3]	1,725,681
	General Motors Co.
500,000	6.250%, 10/2/2043[3]	578,453
500,000	5.200%, 4/1/2045[3]	510,183
1,000,000	Signet UK Finance PLC (United Kingdom) 4.700%, 6/15/2024[1,2,3]	1,029,641
		4,350,208
	CONSUMER STAPLES – 1.9%
1,000,000	Kroger Co. 2.950%, 11/1/2021[1,3]	1,007,529

	ENERGY – 3.0%
750,000	Midstates Petroleum Co., Inc. / Midstates Petroleum Co. LLC 9.250%, 6/1/2021[1,3]	344,063
750,000	Penn Virginia Corp. 8.500%, 5/1/2020[1,3]	708,750
500,000	Talisman Energy, Inc. (Canada) 6.250%, 2/1/2038[2,3]	520,620
		1,573,433
	FINANCIALS – 7.8%
1,000,000	Ally Financial, Inc. 8.000%, 11/1/2031[3]	1,230,000
700,000	American Capital Ltd. 6.500%, 9/15/2018[1,3,4]	727,125
500,000	Kimco Realty Corp. 4.250%, 4/1/2045[1]	462,082
500,000	MBIA Insurance Corp. 11.535%, 1/15/2033*1, 3, 4	277,500
500,000	PNC Preferred Funding Trust II 1.493%, 3/29/2049[1,3,4,5]	461,250
750,000	Puerto Rico Conservation (Puerto Rico) 6.500%, 4/1/2016*1, 2, 3, 6	278,475

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2015 (Unaudited)

Principal Amount		Value

	CORPORATE BONDS (Continued)
	FINANCIALS (Continued)
$1,000,000	SquareTwo Financial Corp. 11.625%, 4/1/2017[1,3]	$740,000
		4,176,432
	HEALTH CARE – 5.0%
1,000,000	Biomet, Inc. 6.500%, 10/1/2020[1]	1,050,300
500,000	Dignity Health 5.267%, 11/1/2064[3]	528,519
1,000,000	Omnicare, Inc. 4.750%, 12/1/2022[1,3]	1,085,000
		2,663,819
	MATERIALS – 9.6%
1,000,000	Alcoa, Inc. 5.125%, 10/1/2024[1,3]	1,067,500
1,500,000	Ball Corp. 5.000%, 3/15/2022[3]	1,541,250
500,000	Barrick Gold Corp. (Canada) 4.100%, 5/1/2023[2,3]	495,594
550,000	Barrick International Barbados Corp. (Barbados) 6.350%, 10/15/2036[2,3,4]	565,820
1,000,000	Cliffs Natural Resources, Inc. 5.900%, 3/15/2020[3]	565,000
1,000,000	Momentive Performance Materials, Inc. 3.880%, 10/24/2021[1,3]	901,250
		5,136,414
	TECHNOLOGY – 1.0%
500,000	Pitney Bowes, Inc. 4.625%, 3/15/2024[1,3]	516,134

	UTILITIES – 1.5%
500,000	GenOn Americas Generation LLC 8.500%, 10/1/2021[3]	481,250
500,000	Texas Competitive Electric Holdings Co. LLC 11.500%, 10/1/2020*1, 3, 4, 6	321,250
		802,500
	TOTAL CORPORATE BONDS (Cost $22,454,251)	22,022,202

	MUNICIPAL BONDS – 71.8%
	AIRPORT – 2.1%
500,000	City of Houston TX Airport System Revenue 5.000%, 7/1/2029[1,3]	524,910

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2015 (Unaudited)

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	AIRPORT (Continued)
$300,000	Metropolitan Washington Airports Authority Dulles Toll Road Revenue 5.000%, 10/1/2053[1,3]	$314,463
275,000	New Jersey Economic Development Authority 5.250%, 9/15/2029[1,3]	300,212
		1,139,585
	DEVELOPMENT – 13.9%
200,000	Allegheny County Industrial Development Authority 6.750%, 11/1/2024[1,3]	227,662
250,000	Build NYC Resource Corp. 5.000%, 1/1/2035[1,3,4]	266,645
	Indiana Finance Authority
1,000,000	5.000%, 9/1/2046[1,3]	1,045,100
500,000	5.000%, 7/1/2048[1,3]	520,885
835,000	Kentucky Economic Development Finance Authority 6.375%, 6/1/2040[1,3]	955,231
410,000	Louisiana Local Government Environmental Facilities & Community Development Authority 6.500%, 8/1/2029[1,3]	488,712
	New York City Industrial Development Agency
600,000	5.125%, 5/15/2030[1,3]	600,960
500,000	7.750%, 8/1/2031[1,3,5]	539,580
	New York Liberty Development Corp.
500,000	5.375%, 11/15/2040[1,3,4]	536,950
750,000	7.250%, 11/15/2044[1,3,4]	885,135
500,000	Ohio Air Quality Development Authority 3.100%, 3/1/2019[3,5]	509,750
750,000	Parish of St. Charles LA 4.000%, 6/1/2022[3,5]	814,980
		7,391,590
	FACILITIES – 2.5%
700,000	Puerto Rico Public Buildings Authority 5.500%, 7/1/2017[1,3,5]	717,276
500,000	Territory of Guam 7.000%, 11/15/2039[1,3]	597,785
		1,315,061
	GENERAL – 13.6%
	Puerto Rico Infrastructure Financing Authority
500,000	5.500%, 7/1/2023[3]	497,505
600,000	5.500%, 7/1/2028[3]	589,512
400,000	Puerto Rico Public Finance Corp. 5.500%, 8/1/2031[1,3]	203,656

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2015 (Unaudited)

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	GENERAL (Continued)
	Puerto Rico Sales Tax Financing Corp.
$850,000	5.500%, 8/1/2028[1,3]	$541,884
800,000	5.250%, 8/1/2040[1,3]	566,008
	Salt Verde Financial Corp.
500,000	5.000%, 12/1/2032[3]	559,125
700,000	5.000%, 12/1/2037[3]	776,643
1,000,000	State of Wisconsin 6.000%, 5/1/2036[1,3]	1,163,670
1,000,000	Texas Municipal Gas Acquisition & Supply Corp. I 6.250%, 12/15/2026[3]	1,206,240
325,000	Texas Municipal Gas Acquisition & Supply Corp. III 5.000%, 12/15/2032[1,3]	350,337
700,000	Virgin Islands Public Finance Authority 5.250%, 10/1/2029[1,3]	773,962
		7,228,542
	GENERAL OBLIGATION – 3.0%
	Commonwealth of Puerto Rico
1,500,000	8.000%, 7/1/2035[1,3]	1,260,015
500,000	5.000%, 7/1/2041[1,3]	348,140
		1,608,155
	HIGHER EDUCATION – 1.0%
500,000	New York State Dormitory Authority 5.000%, 5/1/2038[1,3]	533,955

	MEDICAL – 7.0%
750,000	California Statewide Communities Development Authority 5.250%, 12/1/2044[1,3]	805,057
600,000	County of Utah UT 5.000%, 5/15/2045[1,3]	672,306
500,000	Johnson City Health & Educational Facilities Board 6.500%, 7/1/2038[1,3]	581,075
650,000	Maryland Health & Higher Educational Facilities Authority 5.250%, 7/1/2034[1,3]	721,773
	Philadelphia Hospitals & Higher Education Facilities Authority
250,000	6.250%, 7/1/2023[1,3]	267,232
250,000	5.500%, 7/1/2026[1,3]	261,208
345,000	Washington Health Care Facilities Authority 6.375%, 10/1/2036[1,3]	394,066
		3,702,717
	POLLUTION – 1.3%
550,000	County of Lowndes MS 6.800%, 4/1/2022[3]	692,461

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2015 (Unaudited)

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	POWER – 2.8%
	Puerto Rico Electric Power Authority
$675,000	5.000%, 7/1/2037[1,3]	$391,500
500,000	5.500%, 7/1/2038[1,3]	290,000
600,000	5.250%, 7/1/2040[1,3]	348,000
775,000	7.000%, 7/1/2043[1,3]	449,500
		1,479,000
	TOBACCO SETTLEMENT – 10.3%
	Buckeye Tobacco Settlement Financing Authority
600,000	5.875%, 6/1/2030[1,3]	499,392
500,000	5.875%, 6/1/2047[1,3]	401,435
1,400,000	California County Tobacco Securitization Agency 0.000%, 6/1/2046*1, 3	100,254
300,000	Erie Tobacco Asset Securitization Corp. 6.000%, 6/1/2028[1,3]	295,485
1,255,000	Golden State Tobacco Securitization Corp. 5.125%, 6/1/2047[1,3]	979,578
200,000	Iowa Tobacco Settlement Authority 5.600%, 6/1/2034[1,3]	185,452
450,000	Northern Tobacco Securitization Corp. 5.000%, 6/1/2046[1,3]	346,343
1,000,000	Tobacco Securitization Authority of Southern California 5.125%, 6/1/2046[1,3]	823,290
	Tobacco Settlement Financing Corp.
500,000	4.500%, 6/1/2023[1,3]	500,850
950,000	5.000%, 6/1/2041[1,3]	721,192
800,000	6.706%, 6/1/2046[1,3]	602,232
		5,455,503
	TRANSPORTATION – 7.2%
600,000	Foothill-Eastern Transportation Corridor Agency 5.750%, 1/15/2046[1,3]	695,778
500,000	Kentucky Public Transportation Infrastructure Authority 5.750%, 7/1/2049[1,3]	566,885
500,000	Puerto Rico Highways & Transportation Authority 5.250%, 7/1/2038[3]	482,475
	Texas Private Activity Bond Surface Transportation Corp.
500,000	7.000%, 12/31/2038[1,3]	615,885
530,000	6.750%, 6/30/2043[1,3]	639,318
800,000	Virginia Small Business Financing Authority 5.000%, 7/1/2034[1,3]	843,952
		3,844,293

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2015 (Unaudited)

Principal Amount		Value

	MUNICIPAL BONDS (Continued)
	WATER – 7.1%
	County of Jefferson AL Sewer Revenue
$900,000	6.000%, 10/1/2042[1,3]	$1,001,673
1,100,000	0.00%, 10/1/2046*1, 3	715,143
850,000	County of Owen KY 6.250%, 6/1/2039[1,3]	972,893
	Puerto Rico Commonwealth Aqueduct & Sewer Authority
500,000	5.000%, 7/1/2017[3]	425,340
375,000	5.000%, 7/1/2019[3]	288,844
500,000	5.250%, 7/1/2042[1,3]	358,760
		3,762,653
	TOTAL MUNICIPAL BONDS (Cost $37,896,269)	38,153,515

Number of Shares

	PREFERRED STOCKS – 1.1%
	FINANCIALS – 1.1%
22,746	American Homes 4 Rent 5.500%, 12/31/2049[1,3]	587,984

	TOTAL PREFERRED STOCKS (Cost $570,840)	587,984

	SHORT-TERM INVESTMENTS – 11.3%
2,013,467	Federated Prime Obligations Fund, 0.06%[7]	2,013,467
4,000,000	Fidelity Institutional Tax-Exempt Portfolio, 0.01%[7]	4,000,000

	TOTAL SHORT-TERM INVESTMENTS (Cost $6,013,467)	6,013,467

	TOTAL INVESTMENTS – 125.6% (Cost $66,934,827)	66,777,168
	Liabilities in Excess of other assets – (25.6)%	(13,598,803)

	TOTAL NET ASSETS – 100.0%	$53,178,365

Principal Amount

	SECURITIES SOLD SHORT – (47.0)%
	CORPORATE BONDS – (17.0)%
	COMMUNICATIONS – (1.4)%
$(500,000)	AT&T, Inc. 4.750%, 5/15/2046[1]	(476,131)
(250,000)	Sprint Corp. 7.875%, 9/15/2023	(254,225)
		(730,356)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2015 (Unaudited)

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	CORPORATE BONDS (Continued)
	CONSUMER DISCRETIONARY – (4.9)%
$(250,000)	1011778 B.C. ULC / New Red Finance, Inc. (Canada) 6.000%, 4/1/2022[1,2,4]	$(259,250)
(750,000)	Ford Motor Co. 4.750%, 1/15/2043	(763,155)
	Kohl's Corp.
(500,000)	4.000%, 11/1/2021[1]	(532,017)
(500,000)	3.250%, 2/1/2023[1]	(495,572)
(550,000)	Yum! Brands, Inc. 3.875%, 11/1/2023[1]	(547,378)
		(2,597,372)
	CONSUMER STAPLES – (1.5)%
(500,000)	BI-LO LLC / BI-LO Finance Corp. 9.250%, 2/15/2019[1,4]	(518,750)
(300,000)	Clorox Co. 3.050%, 9/15/2022[1]	(299,568)
		(818,318)
	ENERGY – (4.2)%
(250,000)	California Resources Corp. 6.000%, 11/15/2024[1]	(230,000)
(500,000)	Chesapeake Energy Corp. 6.625%, 8/15/2020	(522,400)
(1,000,000)	Denbury Resources, Inc. 5.500%, 5/1/2022[1]	(954,375)
(500,000)	Devon Energy Corp. 4.750%, 5/15/2042[1]	(498,749)
		(2,205,524)
	FINANCIALS – (1.7)%
(400,000)	Citigroup, Inc. 3.750%, 6/16/2024	(412,326)
(500,000)	Navient Corp. 5.875%, 10/25/2024	(477,500)
		(889,826)
	HEALTH CARE – (0.5)%
(250,000)	CHS/Community Health Systems, Inc. 6.875%, 2/1/2022[1]	(266,877)

	INDUSTRIALS – (0.4)%
(250,000)	Caterpillar, Inc. 3.803%, 8/15/2042	(236,845)

Cedar Ridge Unconstrained Credit Fund
SCHEDULE OF INVESTMENTS - Continued
As of May 31, 2015 (Unaudited)

Principal Amount		Value

	SECURITIES SOLD SHORT (Continued)
	CORPORATE BONDS (Continued)
	MATERIALS – (1.4)%
$(250,000)	EI du Pont de Nemours & Co. 2.800%, 2/15/2023	$(249,020)
(500,000)	INEOS Group Holdings S.A. (Luxembourg) 5.875%, 2/15/2019[1,2,4]	(508,750)
		(757,770)
	TECHNOLOGY – (0.5)%
(250,000)	Apple, Inc. 2.400%, 5/3/2023	(242,736)

	UTILITIES – (0.5)%
(250,000)	NRG Energy, Inc. 7.875%, 5/15/2021[1]	(267,813)

	TOTAL CORPORATE BONDS (Proceeds $8,820,695)	(9,013,437)

	U.S. TREASURY SECURITIES – (30.0)%
(3,000,000)	United States Treasury Bond 2.500%, 2/15/2045	(2,781,093)
	United States Treasury Note
(2,000,000)	2.000%, 5/31/2021	(2,033,594)
(4,000,000)	1.875%, 11/30/2021	(4,020,624)
(2,000,000)	2.375%, 8/15/2024	(2,051,876)
(5,000,000)	2.250%, 11/15/2024	(5,070,705)

	TOTAL U.S. TREASURY SECURITIES (Proceeds $15,729,280)	(15,957,892)

	TOTAL SECURITIES SOLD SHORT (Proceeds $24,549,975)	$(24,971,329)

PLC – Public Limited Company

*	Non-income producing security.
[1]	Callable.
[2]	Foreign security denominated in U.S. Dollars.
[3]	All or a portion of this security is segregated as collateral for securities sold short.
[4]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $5,328,425.
[5]	Variable, floating, or step rate security.
[6]	Security is in default.
[7]	The rate is the annualized seven-day yield at period end.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
SUMMARY OF INVESTMENTS
As of May 31, 2015 (Unaudited)

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Materials	9.6%
Consumer Discretionary	8.2%
Financials	7.8%
Health Care	5.0%
Communications	3.4%
Energy	3.0%
Consumer Staples	1.9%
Utilities	1.5%
Technology	1.0%
Total Corporate Bonds	41.4%
Municipal Bonds
Development	13.9%
General	13.6%
Tobacco Settlement	10.3%
Transportation	7.2%
Water	7.1%
Medical	7.0%
General Obligation	3.0%
Power	2.8%
Facilities	2.5%
Airport	2.1%
Pollution	1.3%
Higher Education	1.0%
Total Municipal Bonds	71.8%
Preferred Stocks
Financials	1.1%
Total Preferred Stocks	1.1%
Short-Term Investments	11.3%
Total Investments	125.6%
Liabilities in Excess of other assets	(25.6)%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES
As of May 31, 2015 (Unaudited)

Assets:
Investments, at value (cost $66,934,827)	$66,777,168
Segregated cash at Broker	12,572,238
Receivables:
Investment securities sold	203,925
Fund shares sold	7,840
Dividends and interest	1,070,546
Prepaid expenses	27,562
Total assets	80,659,279

Liabilities:
Securities sold short, at value (proceeds $24,549,975)	24,971,329
Payables:
Investment securities purchased	2,158,509
Fund shares redeemed	56,387
Advisory fees	31,508
Shareholder servicing fees (Note 7)	2,787
Distribution fees (Note 8)	1,279
Interest on securities sold short	191,848
Interest expense	25,765
Transfer agent fees and expenses	8,671
Fund accounting fees	8,185
Auditing fees	8,004
Fund administration fees	6,336
Custody fees	2,128
Chief Compliance Officer fees	1,551
Trustees' fees and expenses	102
Accrued other expenses	6,525
Total liabilities	27,480,914

Net Assets	$53,178,365

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF ASSETS AND LIABILITIES – Continued
As of May 31, 2015 (Unaudited)

Components of Net Assets:
Paid-in capital (par value of $0.01 per share with an unlimited number of shares authorized)	$53,584,245
Accumulated net investment income	256,585
Accumulated net realized loss on investments and securities sold short	(83,452)
Net unrealized appreciation (depreciation) on:
Investments	(157,659)
Securities sold short	(421,354)
Net Assets	$53,178,365

Maximum Offering Price per Share:
Investor Class Shares:
Net assets applicable to shares outstanding	$4,942,862
Shares of beneficial interest issued and outstanding	459,105
Offering and redemption price per share	10.77

Institutional Class Shares:
Net assets applicable to shares outstanding	$48,235,503
Shares of beneficial interest issued and outstanding	4,477,956
Offering and redemption price per share	$10.77

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF OPERATIONS
For the Six Months Ended May 31, 2015 (Unaudited)

Investment Income:
Interest	$1,320,773
Dividends	14,694
Total investment income	1,335,467

Expenses:
Interest on securities sold short	261,882
Advisory fees	248,527
Interest expense	109,476
Fund accounting fees	37,999
Fund administration fees	32,155
Transfer agent fees and expenses	27,878
Shareholder servicing fees (Note 7)	24,781
Registration fees	18,891
Distribution fees (Note 8)	8,455
Shareholder reporting fees	7,845
Auditing fees	7,048
Custody fees	7,011
Miscellaneous	4,893
Chief Compliance Officer fees	4,738
Legal fees	4,179
Trustees' fees and expenses	2,992
Offering costs	1,162
Insurance fees	607
Total expenses	810,519
Advisory fees waived	(85,344)
Net expenses	725,175
Net investment income	610,292

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short
Net realized gain (loss) on investments
Investments	69,891
Securities sold short	(138,440)
Net realized loss	(68,549)
Net change in unrealized appreciation/depreciation on:
Investments	(865,151)
Securities sold short	(125,302)
Net change in unrealized appreciation/depreciation	(990,453)
Net realized and unrealized loss on investments and securities sold short	(1,059,002)

Net Decrease in Net Assets from Operations	$(448,710)

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENTS OF CHANGES IN NET ASSETS

		For the Period
	For the Six Months	December 12, 2013*
	Ended	through
	May 31, 2015 (Unaudited)	November 30, 2014
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$610,292	$542,112
Net realized loss on investments and securities sold short	(68,549)	(14,903)
Net change in unrealized appreciation/depreciation on investments and securities sold short	(990,453)	411,440
Net increase (decrease) in net assets resulting from operations	(448,710)	938,649

Distributions to Shareholders:
From net investment income:
Investor Class	(66,417)	(64,124)
Institutional Class	(434,010)	(353,419)
Total distributions to shareholders	(500,427)	(417,543)

Capital Transactions:
Net proceeds from shares sold:
Investor Class	2,390,548	6,579,415
Institutional Class	18,482,609	36,462,484
Reinvestment of distributions:
Investor Class	66,416	64,124
Institutional Class	429,115	352,310
Cost of shares redeemed:
Investor Class[1]	(3,348,630)	(789,156)
Institutional Class[2]	(4,282,170)	(2,800,669)
Net increase in net assets from capital transactions	13,737,888	39,868,508

Total increase in net assets	12,788,751	40,389,614

Net Assets:
Beginning of period	40,389,614	−
End of period	$53,178,365	$40,389,614

Accumulated net investment income	$256,585	$146,720

Capital Share Transactions:
Shares sold:
Investor Class	217,297	610,380
Institutional Class	1,681,806	3,376,073
Shares reinvested:
Investor Class	6,079	5,885
Institutional Class	39,292	32,291
Shares redeemed:
Investor Class	(307,990)	(72,546)
Institutional Class	(393,453)	(258,053)
Net increase in capital share transactions	1,243,031	3,694,030

*	Commencement of operations.
[1]	Net of redemption fee proceeds of $2 and $0, respectively.
[2]	Net of redemption fee proceeds of $1,450 and $128, respectively.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
STATEMENT OF CASH FLOWS
For the Six Months Ended May 31, 2015 (Unaudited)

Increase (Decrease) in Cash
Cash flows provided by (used for) operating activities:
Net decrease in net assets resulting from operations		$(448,710)
Adjustments to reconcile net decrease in net assets from operations to net cash used for operating activities:
Purchases of long-term portfolio investments		(38,323,267)
Sales of long-term portfolio investments		14,057,722
Proceeds from securities sold short		23,832,469
Cover short securities		(12,468,361)
Purchase of short-term investments, net		4,460,952
Increase in cash deposited with broker for securities sold short		(7,109,739)
Increase in investment securities sold receivable		(203,925)
Increase in dividends and interest receivable		(517,248)
Decrease in prepaid expenses		3,411
Decrease in prepaid offering costs		1,193
Increase in investment securities purchased		2,158,509
Increase in advisory fees		15,214
Increase in interest on securities sold short		105,226
Increase in accrued expenses		8,644
Net amortization on investments		32,900
Net realized loss		68,549
Net change in unrealized appreciation/depreciation		990,453
Net cash used for operating activities		(13,336,008)
Cash flows provided by (used for) financing activities:
Proceeds from shares sold		20,915,317
Cost of shares redeemed		(7,574,413)
Dividends paid to shareholders, net of reinvestments		(4,896)
Net cash provided by financing activities		13,336,008

Net increase (decrease) in cash		−

Cash:
Beginning of period		−
End of period	$	−

Non cash financing activities not included herein consist of $495,531 of reinvested dividends.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Investor Class

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Six Months		December 12, 2013*
	Ended		through
	May 31, 2015 (Unaudited)		November 30, 2014

Net asset value, beginning of period	$10.93		$10.00
Income from Investment Operations:
Net investment income[1]	0.12		0.23
Net realized and unrealized gain on investments	(0.18)		0.84
Total from investment operations	(0.06)		1.07

Less Distributions:
From net investment income	(0.10)		(0.14)

Redemption fee proceeds[1]	− [2]		−

Net asset value, end of period	$10.77		$10.93

Total return	(0.52)%	[3]	10.68%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$4,943		$5,943

Ratio of expenses to average net assets:
Before fees waived	3.48%	[4]	4.12%	[4]
After fees waived	3.14%	[4]	3.08%	[4]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
After fees waived	1.64%	[4]	1.64%	[4]
Ratio of net investment income to average net assets:
After fees waived	2.24%	[4]	2.21%	[4]

Portfolio turnover rate	40%	[3]	95%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
FINANCIAL HIGHLIGHTS
Institutional Class

Per share operating performance.
For a capital share outstanding throughout each period.

			For the Period
	For the Six Months		December 12, 2013*
	Ended		through
	May 31, 2015 (Unaudited)		November 30, 2014

Net asset value, beginning of period	$10.93		$10.00
Income from Investment Operations:
Net investment income[1]	0.14		0.26
Net realized and unrealized gain on investments	(0.18)		0.82
Total from investment operations	(0.04)		1.08

Less Distributions:
From net investment income	(0.12)		(0.15)

Redemption fee proceeds[1]	− [2]		− [2]

Net asset value, end of period	$10.77		$10.93

Total return	(0.41)%	[3]	10.83%	[3]

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$48,235		$34,447

Ratio of expenses to average net assets:
Before fees waived	3.23%	[4]	3.87%	[4]
After fees waived	2.89%	[4]	2.83%	[4]
Ratio of expenses to average net assets:
(excluding interest expense and interest on securities sold short)
After fees waived	1.39%	[4]	1.39%	[4]
Ratio of net investment income to average net assets:
After fees waived	2.49%	[4]	2.46%	[4]

Portfolio turnover rate	40%	[3]	95%	[3]

*	Commencement of operations.
[1]	Based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Not annualized.
[4]	Annualized.

See accompanying Notes to Financial Statements.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS
May 31, 2015 (Unaudited)

Note 1 – Organization
Cedar Ridge Unconstrained Credit Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust II, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to seek capital appreciation and income. The Fund commenced investment operations on December 12, 2013, with two classes of shares, Investor Class and Institutional Class.

The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights as to voting, redemptions, dividends and liquidation, subject to the approval of the Trustees. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. Shareholders of a class that bears distribution and service expenses under the terms of a distribution plan have exclusive voting rights to that distribution plan.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946
“Financial Services—Investment Companies”.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day. Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”). Futures contracts are valued at the settlement price established each day by the board of exchange on which they are traded. The daily settlement prices for financial futures are provided by an independent source. Debt securities are valued at the mean between the last available bid and asked prices for such securities, or if such prices are not available, at prices for securities of comparable maturity, quality and type. All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities, including commercial paper, with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value. If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees. The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting. The Valuation Committee meets as needed. The Valuation Committee is comprised of all the Trustees, but action may be taken by any one of the Trustees.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015 (Unaudited)

(b) Short Sales
The Fund may engage in short sales that are “uncovered”. Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrue during the period of the loan which is recorded as an expense on the Statement of Operations. To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.

(c) Municipal Bonds
Municipal bonds are debt obligations issued by the states, possessions, or territories of the United States (including the District of Columbia) or a political subdivision, public instrumentality, agency, public authority or other governmental unit of such states, possessions, or territories (e.g., counties, cities, towns, villages, districts and authorities). Municipal bonds may be issued as taxable securities, or as federally tax-exempt securities. States, possessions, territories and municipalities may issue municipal bonds to raise funds for various public purposes such as airports, housing, hospitals, mass transportation, schools, water and sewer works, gas, and electric utilities. They may also issue municipal bonds to refund outstanding obligations and to meet general operating expenses. Municipal bonds may be general obligation bonds or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from revenues derived from particular facilities, from the proceeds of a special excise tax or from other specific revenue sources. They are not usually payable from the general taxing power of a municipality. In addition, certain types of “private activity” bonds may be issued by public authorities to obtain funding for privately operated facilities, such as housing and pollution control facilities, for industrial facilities and for water supply, gas, electricity and waste disposal facilities. Other types of private activity bonds are used to finance the construction, repair or improvement of, or to obtain equipment for, privately operated industrial or commercial facilities. Current federal tax laws place substantial limitations on the size of certain of such issues. In certain cases, the interest on a private activity bond may not be exempt from federal income tax or the alternative minimum tax.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions for the Fund and the Trading Entities are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates. Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees, which are unique to each class of shares. Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $36,652, which were amortized over a one-year period from December 12, 2013 (commencement of operations).

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015 (Unaudited)

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders. Therefore, no provision is made for federal income or excise taxes. Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.

The Income Tax Statement requires management of the Fund to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the six months ended May 31, 2015, the Fund did not have a liability for any unrecognized tax benefits. The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income quarterly and net capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Cedar Ridge Partners, LLC (the “Advisor”). Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 1.00% of the Fund’s average daily net assets.

The Advisor has contractually agreed to waive its fees and/or pay for operating expenses of the Fund to ensure that the total annual fund operating expenses (excluding any taxes, leverage interest, brokerage commissions, dividend and interest expenses on short sales, acquired fund fees and expenses (as determined in accordance with Form N-1A), expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation expenses) do not exceed 1.64% of the average daily net assets of Investor Class shares of the Fund and 1.39% of the average daily net assets of Institutional Class shares of the Fund. This agreement is in effect until April 1, 2016, and it may be terminated before that date only by the Trust’s Board of Trustees.

For the six months ended May 31, 2015, the Advisor waived all of its advisory fees and absorbed other expenses totaling $85,344. The Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived. The Advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which such reimbursements occurred. At May 31, 2015, the amount of these potentially recoverable expenses was $317,199. The Advisor may recapture all or a portion of this amount no later than November 30, of the years stated below:

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015 (Unaudited)

2017	$231,855
2018	85,344

IMST Distributors, LLC serves as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration, LLC (“MFAC”) serves as the Fund’s other co-administrator. UMB Bank, N.A. serves as the Fund’s custodian.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC. The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators. For the six months ended May 31, 2015, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Effective October 1, 2014, Dziura Compliance Consulting, LLC provides Chief Compliance Officer (“CCO”) services to the Trust. Prior to October 2014, Cipperman & Co. provided CCO services to the Trust. The Fund’s allocated fees incurred for CCO services for the six months ended May 31, 2015, are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At May 31, 2015, gross unrealized appreciation and depreciation on investments, based on cost for federal income tax purposes were as follows:

Cost of investments	$66,942,014

Gross unrealized appreciation	$1,249,756
Gross unrealized depreciation	(1,414,602)
Net unrealized depreciation on investments	$(164,846)

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

As of November 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income	$146,720
Undistributed long-term capital gains	-
Tax accumulated earnings	146,720

Accumulated capital and other losses	(7,716)
Unrealized depreciation on securities sold short	(296,052)
Unrealized appreciation on investments	700,305
Total accumulated earnings	$543,257

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015 (Unaudited)

The tax character of the distribution paid during the fiscal year ended November 30, 2014, and November 30, 2015 were as follows:

Distributions paid from:	2014
Ordinary income	$417,543
Net long-term capital gains	-
Total distributions paid	$417,543

At November 30, 2014, the Cedar Ridge Unconstrained Credit Fund had $7,716 of accumulated short-term capital loss carryforward which is not subject to expiration. To the extent that a fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforward. Future capital loss carryover utilization in any given year may be subject to Internal Revenue Code limitations.

Note 5 – Redemption Fee
The Fund may impose a redemption fee of 1.00% of the total redemption amount on all shares redeemed within 30 days of purchase. For the six months ended May 31, 2015, the Fund received $1,452 in redemption fees.

Note 6 – Investment Transactions
For the six months ended May 31, 2015, purchases and sales of investments, excluding short-term investments, were $38,323,267 and $14,057,722, respectively. Proceeds from securities sold short and cover short securities were $23,832,469 and $12,468,361, respectively.

Note 7 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.15% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the six months ended May 31, 2015, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 8 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Investor Class shares. The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Investor Class shares, payable to IMST Distributors, LLC. The Institutional Class does not pay any distribution fees.

For the six months ended May 31, 2015, distribution fees incurred with respect to Investor Class shares are disclosed on the Statement of Operations.

Note 9 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund expects the risk of loss to be remote.

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015 (Unaudited)

Note 10 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or a liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments. These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used, as of May 31, 2015, in valuing the Fund’s assets carried at fair value:

Cedar Ridge Unconstrained Credit Fund
NOTES TO FINANCIAL STATEMENTS – Continued
May 31, 2015 (Unaudited)

	Level 1	Level 2	Level 3*	Total
Assets
Investments
Corporate Bonds**	$-	$22,022,202	$-	$22,022,202
Municipal Bonds**	-	38,153,515	-	38,153,515
Preferred Stocks**	587,984	-	-	587,984
Short-Term Investments	6,013,467	-	-	6,013,467
Total Assets	$6,601,451	$60,175,717	$-	$66,777,168

Liabilities
Securities Sold Short
Corporate Bonds**	$-	$9,013,437	$-	$9,013,437
U.S. Treasury Securities	-	15,957,892	-	15,957,892
Total Liabilities	$-	$24,971,329	$-	$24,971,329

*	The Fund did not hold any Level 3 securities at period end.
**	All corporate and municipal bonds held in the Fund are Level 2 securities and all preferred stocks held in the Fund are Level 1 securities. For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

Transfers are recognized at the end of the reporting period. There were no transfers at period end.

Note 11 - Recently Issued Accounting Pronouncements
In June 2014, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2014-11 Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures. The amendments in this ASU require an entity to modify accounting for repurchase-to-maturity transactions and repurchase financing arrangements, as well as modify required disclosures for repurchase agreements, securities lending transactions, and repurchase-to-maturity transactions that are accounted for as secured borrowings. The guidance is effective for fiscal years beginning on or after December 15, 2014, and for interim periods within those fiscal years. Management is currently evaluating the impact these changes will have on the Fund’s financial statement disclosures.

Note 12 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements. There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

Cedar Ridge Unconstrained Credit Fund
EXPENSE EXAMPLE
For the Six Months Ended May 31, 2015 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase of Investor Class shares; and (2) ongoing costs, including management fees; distribution fees (Investor Class shares only) and other Fund expenses. The example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2014 to May 31, 2015.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row under the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges. Therefore, the information in the row titled “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
Actual Performance		12/1/14	5/31/15	12/1/14 – 5/31/15
Investor Class	Actual Performance	$1,000.00	$994.80	$15.59
	Hypothetical (5% annual return before expenses)	1,000.00	1,009.30	15.71
Institutional Class	Actual Performance	1,000.00	995.90	14.36
	Hypothetical (5% annual return before expenses)	1,000.00	1,010.55	14.46

*	Expenses are equal to the Fund’s annualized expense ratios of 3.14% and 2.89% for Investor Class and Institutional Class, respectively, multiplied by the average account values over the period, multiplied by 182/365. The expense ratios reflect an expense waiver. Assumes all dividends and distributions were reinvested.

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Cedar Ridge Unconstrained Credit Fund
a series of Investment Managers Series Trust II

Investment Advisor
Cedar Ridge Partners, LLC
45 East Putnam Avenue, Suite 124
Greenwich, Connecticut 06830

Custodian
UMB Bank, n.a.
928 Grand Boulevard, 5th Floor
Kansas City, Missouri 64106

Fund Co-Administrator
Mutual Fund Administration, LLC
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
235 W. Galena Street
Milwaukee, Wisconsin 53212

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Cedar Ridge Unconstrained Credit Fund - Investor Class	CRUPX	461 41T 208
Cedar Ridge Unconstrained Credit Fund - Institutional Class	CRUMX	461 41T 109

Privacy Principles of the Cedar Ridge Unconstrained Credit Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Cedar Ridge Unconstrained Credit Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at (855) 550-5090 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at (855) 550-5090 or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by calling the Fund (toll-free) at (855) 550-5090. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Cedar Ridge Unconstrained Credit Fund
P.O. Box 2175
Milwaukee, WI 53201
(855) 550-5090

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust II

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	8/7/15

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terrance Gallagher
Terrance Gallagher, President

Date	8/7/15

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	8/7/15